Exhibit 31(c)

I, Wallace A. Patzke, Jr., certify that:

1.	I have reviewed this report on Form 10-K of Florida Rock Industries, Inc.

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this annual report;

4.	The company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as designed in Exchange Act Rule 13a-15(f) and 15d015(f)) for the company and have:

a.	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which report is being prepared;

b.	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosures controls and procedures, as of the end of the period covered by this report based on such evaluations; and

d.	disclosed in this report any changes in the company's internal control over financial reporting that occurred during the company's most recent fiscal quarter(the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial report and

5.	The company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent functions):

a.	all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal controls over financial reporting.

Date:  December 14, 2005

                                                WALLACE A. PATZKE, JR.
                                                WALLACE A. PATZKE, JR.
                                                Vice President, Controller
                                                 and Chief Accounting Officer



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